UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2020

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	CQP	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02    Unregistered Sales of Equity Securities

On July 28, 2020, the board of directors (the “Board”) of Cheniere Energy Partners GP, LLC, the general partner of Cheniere Energy Partners, L.P. (the “Partnership”), authorized the Partnership to make a distribution with respect to the second quarter of 2020, as described below. The Board confirmed and approved that, upon such distribution, the financial tests required for conversion of the Partnership’s subordinated units will be met under the terms of the Partnership’s Fourth Amended and Restated Agreement of Limited Partnership. Accordingly, effective August 17, 2020, the first business day following the payment of the distribution described below, all of the Partnership’s 135,383,831 subordinated units will be automatically converted into common units on a one-for-one basis and the subordination period will be terminated.

The transactions in which the subordinated units were initially issued and the subsequent conversion of such units were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) and Section 3(a)(9) thereof, respectively. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 8.01    Other Events.

On July 28, 2020, the Partnership declared a quarterly cash distribution of $0.645 per common and subordinated unit payable on August 14, 2020 to unitholders of record as of August 7, 2020. On July 28, 2020, the Partnership issued a press release announcing the distribution and the termination of the subordination period, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. Information included on the Partnership’s website is not incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
99.1*	Press Release, dated July 28, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

		By:	CHENIERE ENERGY PARTNERS GP, LLC,
Its general partner

Date:	July 28, 2020	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Executive Vice President and
Chief Financial Officer